EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Noble Energy, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 (the “Report”), I, Frederick B. Bruning, Vice President and Chief Accounting Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 29, 2009	/s/ FREDERICK B. BRUNING
FREDERICK B. BRUNING
Vice President and Chief Accounting Officer
(Acting Principal Financial Officer for purposes of this Certification)